Supplement to the
Fidelity® Select Portfolios®
Money Market Portfolio
Prospectus
June 29, 2007

The following information replaces similar information found in the "Valuing Shares" section on page 5.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

The following information replaces the information found on the back cover.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

SELMM-08-01 February 15, 2008
1.857351.101